Exhibit 10.1
Execution Copy

AMENDMENT N° 1 TO THE SECOND AMENDED AND RESTATED
LICENSE AND SUPPLY AGREEMENT

THIS AMENDMENT N° 1 TO THE SECOND AMENDED AND RESTATED LICENSE AND SUPPLY AGREEMENT (the “Amendment”) effective as of April 4, 2013 (the “Effective Date”), is made and entered into by and between Columbia Laboratories (Bermuda) Limited, a corporation organized and existing under the laws of Bermuda (“Licensor”) and Ares Trading S.A., a corporation organized and existing under the laws of Switzerland (“Licensee”). Licensor and Licensee may be referred to herein as a “Party” or, collectively, as “Parties.”

RECITALS:

WHEREAS, the Parties entered into a Second Amended and Restated License and Supply Agreement on May 14, 2010, effective as of May 19, 2010 (the “Agreement”), amending and restating the License and Supply Agreement entered into between the Parties on May 20, 1999, as such agreement was amended and restated as of June 4, 2002, and further amended as of December 21, 2006;

WHEREAS, the Parties wish to enter into this Amendment;

WHEREAS, capitalized terms used and not otherwise defined in this Amendment are used as defined in the Agreement.

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree to amend the Agreement as follows:

1.
The definition of “Base Price” as set forth in Section 1(b) of the Agreement shall be amended to provide that Base Price shall mean Direct Cost plus 20%, subject to any further adjustments pursuant to Section 5(a) to reflect the impact of Cost Initiatives.

2.	Section 5(a) of the Agreement shall be amended by inserting the following paragraph at the end of such section:

“The Parties agree to undertake commercially reasonable efforts to identify and implement manufacturing efficiencies and cost reduction opportunities to contain or reduce Direct Cost (each a “Cost Initiative”). The Parties will mutually agree a protocol and budget for each Party's out-of-pocket costs to accomplish a Cost Initiative. In order to benefit and incentivize Licensor, Licensee agrees that following implementation of a Cost Initiative, the Licensor shall be “kept whole” with respect to Licensor's margin (i.e. the difference between the Base Price and Direct Cost) as calculated as if no impact from the Cost Initiative had been realized (the “Make Whole Margin”). The difference between (x) Direct Cost, as calculated as if no impact from the Cost Initiative had been realized; and (y) Direct Cost, as calculated with the impact of the Cost Initiative (the “Cost Initiative Savings”), will initially be credited to the Parties on a pro rata basis according to each Party's out-of-pocket costs for the Cost Initiative until such out-of-pocket cost have been offset. Subsequently, Licensor shall receive [***] percent ([***]%) of the Cost Initiative Savings. The new Base Price, as adjusted for a Cost Initiative, shall equal (a) the Direct Cost reflecting the benefit of the Cost Initiative; plus (b) the Make Whole Margin; plus (c) Licensor's share of the Cost Initiative Savings. An illustrative example of such adjustment is set forth in Exhibit 1 of this Amendment.”

3.
Effective January 1, 2014, Sections 4(i) and (q) and Section 5(a) of the Agreement are amended to replace each reference in such Sections to “[***] percent ([***]%) of Net Sales” with “[***] percent ([***]%) of Net Sales.” Effective January 1, 2015, this rate will further decrease to “[***] percent ([***]%) of Net Sales.”.

4.
Effective January 1, 2014, Section 5(b) of the Agreement is amended in its entirety to read as follows: An illustrative example of calculation of the quarterly transfer price pertinent to this section is set forth in Exhibit 2 of this Amendment

(b )The following quantity discounts will be applied to purchases in each calendar year of the Product by Licensee, its Affiliates, or sublicensees:

[***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

(i)    For the portion of purchases in a calendar year greater than [***] ([***]) Units and less than or equal to [***] ([***]) Units [***] percent ([***]%) of Net Sales or the Base Price, whichever is greater.
(ii)    For the portion of purchases in a calendar year greater than [***] ([***]) Units and less than or equal to [***] ([***]) Units percent ([***]%) of Net Sales or the Base Price, whichever is greater.
(iii)    For the portion of purchases in a calendar year greater than [***] ([***]) Units [***] percent ([***]%) of Net Sales or the Base Price, whichever is greater.

5.	Section 13 of the Agreement is amended to replace the date “May 19, 2015” with the date “May 19, 2020.”

6.
Effectiveness. This Amendment shall enter into effect as of the Effective Date, provided however that from the Effective Date until December 31, 2013, the provisions of Section 4(i), Section 4(q), Section 5(a) and Section 5 (b) of the Agreement shall remain in full force and effect as originally set forth in the Agreement. The amendments and modifications to Section 4(i), Section 4(q), Section 5(a) and Section 5 (b) of the Agreement set forth in this Amendment shall only take effect commencing on January 1, 2014.

7.
Counterparts; Fax; Signatures. This Amendment may be executed in any two (2) counterparts, including by facsimile, each of which, when executed, shall be deemed to be an original and both of which together shall constitute the one and same document.

8.	Full Force and Effect. Except as set forth in this Amendment, the License and Supply Agreement shall remain in full force and effect.

[Signature page to follow]

[***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their respective duly authorized officers.

ARES TRADING S.A.

By:	/s/ James Singleton
	Name:	James Singleton
	Title:	Associate General Counsel

By:	/s/ Laetitia Pictet
	Name:	Laetitia Pictet
	Title:	Senior Corporate Counsel

COLUMBIA LABORATORIES (Bermuda), Ltd.

/s/ Frank C. Condella, Jr.
	Name:	Frank C. Condella, Jr
	Title:	President

SIGNATURE PAGE TO AMENDMENT NO. 1

[***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Exhibit 1
[***]

[***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Exhibit 2
[***]

[***] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.